UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2015

HK Battery Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52636	20-3724068
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry Into a Material Definitive Agreement

Effective December 17, 2015 (the “Effective Date”), HK Battery Technology, Inc., a Delaware corporation (the “Company”) entered into a Fuel Cell System Development Agreement (the “Agreement”) with Chimerica Investment LLC, a Nevada limited liability company (“Chimerica”).  Pursuant to the Agreement, the Company will pay Chimerica Ten Million United States Dollars ($10,000,000) to design and develop a fuel cell system to be used in the development of the Company’s transit buses.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Description

10.1

Fuel Cell System Development Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2015	HK Battery Technology, Inc. /s/ Jianguo Xu
Jianguo Xu Chief Executive Officer